UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22393

Blackstone / GSO Senior Floating Rate Term Fund

(exact name of Registrant as specified in charter)

280 Park Avenue

11th Floor

New York, NY 10017

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

280 Park Avenue

11th Floor

New York, NY 10017

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – June 30, 2011

Item 1.	Report to Stockholders.

Blackstone / GSO

Senior Floating Rate Term Fund NYSE: BSL

Long-Short Credit Income Fund NYSE: BGX

SEMI-ANNUAL REPORT

June 30, 2011

1.877.876.1121  |  WWW.BLACKSTONE–GSO.COM

Blackstone / GSO
Manager Commentary	June 30, 2011

To Our Shareholders:

Throughout the first half of 2011, the leveraged finance markets, representing the markets for both corporate bank loans and high yield bonds have demonstrated both resiliency and growth in spite of political unrest in much of the Middle East, the tragic earthquake in Japan and heightened economic uncertainty in Western Europe and the U.S.

Recognizing the value of the loan asset class, investors sent record amounts of cash into open-ended loan mutual funds, adding $15.4 billion during the first quarter of the year and followed that with a slightly smaller $9.7 billion in the second quarter. At the same time, corporate demand for capital as well as the need to refinance and recapitalize balance sheets caused the supply of loans to outpace even those robust inflows and as a result, secondary prices retreated and credit spreads widened slightly. For the first half of the year the Credit Suisse Leveraged Loan Index© (“CSLLI”) was up a healthy 2.99%. Similarly, high yield mutual funds saw a $1.5 billion net inflow of capital through the first half of the year, and the Credit Suisse High Yield Index© was up 4.84% for the same period. We believe and many investors are recognizing that corporate credit generally and floating rate bank debt specifically is a key component to the fixed income allocation of a diversified portfolio and can provide protection against rising interest rates. We believe this is particularly true as corporate balance sheets appear to remain liquid and strong and without the challenges seen in the government, municipal and sovereign debt markets.

Fundamentally, corporate earnings growth has generally been healthy, and the consensus forecast for the first half of 2011 is for corporate earnings to improve by approximately 23% over the comparable period last year. As a result of improving corporate fundamentals and the dramatic increased liquidity in markets overall, the trailing 12-month default rate remains below the historical average as reported by Credit Suisse at 1.05% through June 30 and compared to a trailing 12-month default rate of 4.68% for the equivalent period last year. Market consensus also forecasts declines in corporate defaults to below 1% for this year and next and positive fundamentals speak well for continuation of the current trends in the loan and high yield markets.

Blackstone / GSO Senior Floating Rate Term Fund

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the fund invests 80% of its total assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage which may increase risk to the fund.

As of June 30, 2011, BSL held just over 89% of its Managed Assets in first and second lien secured loans and approximately 5% in high yield bonds with the remainder in cash. BSL’s investments included 134 obligors, diversified across 25 distinct industries—an average loan position represented 0.63% of Managed Assets and the top 5 industry groups represented 43% of total holdings of BSL. Diversification across industries was consistent with their respective representations in the U.S. economy as a whole and Healthcare and Pharmaceuticals, Technology and Telecommunications were among the top industry weightings. BSL had no exposure to some of the more volatile sectors of the economy such as homebuilders, property or real estate related businesses.

BSL outperformed the CSLLI during the six-month period ending June 30 (on both a Net Asset Value (“NAV”) and share price basis) and has also outperformed that benchmark since inception, based on NAV. Loans acquired with borrowings under BSL’s long-term leverage facility were accretive to both interest earnings and market value increases in the investment portfolio. For more detail regarding the leverage employed, please see Note 10 “Leverage” later in this report.

Semi-Annual Report | June 30, 2011	1

Blackstone / GSO
Manager Commentary	June 30, 2011

We believe that BSL is well positioned to take advantage of the buying opportunities for both new issue and secondary markets for loans and bonds.

Blackstone / GSO Long-Short Credit Income Fund

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. BGX must hold no less than 70% of its Managed Assets in secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds. BGX may use financial leverage and derivatives in employing the long strategy for a total 130% of BGX’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of net assets.

BGX closed its initial public offering (“IPO”) on January 26, 2011 and began investing thereafter, having purchased $284.78 million of Secured Loans and high yield bonds through June 30. At the end of the reporting period, approximately 78% of BGX’s assets were invested, either directly or via a total return swap arrangement, in Secured Loans and 22% were invested in high yield bonds. In the aggregate, these investments represent 126 positions, diversified across 25 distinct industries, with an average position representing 0.71% of Managed Assets and the top 5 industry groups representing 48% of total holdings. BGX had no short positions as of June 30.

BGX outperformed the CSLLI during the three-month period ending June 30 and has also outperformed that benchmark since inception based on NAV. BGX continued to take advantage of opportunities in the primary market for Secured Loans as well as the new issue market for high yield bonds; both were very active through the first half of 2011. In the Secured Loan market, credit spreads widened through much of the second quarter as the impact of global and geopolitical events and the headline issues noted above caused investors to demand a higher “risk premium”.

While holding a short position in below investment grade rated credit instruments for long periods of time can be expensive, we have begun to position some short sale hedges into the portfolio where we have a specific view around near-term events that will impact the value of the instrument sold short. This strategy has recently become more viable given the uncertain environment and the fact that investors are now more discerning as to their investments.

In Conclusion:

Global and domestic economic conditions will remain challenging for some time to come and volatility will remain high, but we believe we are still finding good values in companies with strong balance sheets that can withstand what we continue to believe will be a longer and slower recovery of the U.S. economy. Consistent with our economic view, the credit investments held by each fund have been selected in order to meet the respective investment objectives. We believe that the declining default rate and attractive return profile of each fund’s assets will continue to compensate shareholders for the risks taken. In this environment, in order to achieve superior risk-adjusted returns, we believe it is even more important to approach new investments with in-depth rigorous research as we are accustomed to doing and to remain vigilant in monitoring our existing companies.

GSO / Blackstone Debt Funds Management LLC

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Financial Data	June 30, 2011 (Unaudited)

BSL’s Portfolio Composition

BSL’s Moody’s Rating Distribution

Portfolio Characteristics

Weighted Average Spread	4.79%
Current Dividend Yield†	6.42%
Weighted Average Days to Reset	59
Average Position*	0.63%

Top 10 Holdings*

Univar, Inc., Senior Secured Term B Loan	1.47%
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured Effective Date Term Advance Loan	1.29%
Advantage Sales & Marketing LLC, Senior Secured Second Lien Term Loan	1.15%
Harbor Freight Tools USA, Senior Secured Tranche B Term Loan	1.14%
Brickman Group Holdings, Inc., Senior Secured Tranche B Term Loan	1.14%
Sports Authority, Inc. (aka TSA), Senior Secured Term B Loan	1.13%
Sedgwick Holdings, Inc., Senior Secured Second Lien Term Loan	1.13%
Brenntag Holding GmbH & Co., Senior Second Lien Facility Term Loan	1.13%
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond	1.13%
Smile Brands Group, Inc., Senior Secured Term Loan	1.12%
Top 10 Holdings	11.84%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

† Using current dividend rate of $0.11/share and market price per share as of June 30, 2011.

* As a percentage of Managed Assets.

Semi-Annual Report | June 30, 2011	3

Blackstone / GSO Senior Floating Rate Term Fund
Financial Data	June 30, 2011 (Unaudited)

Top 5 Industries*
Healthcare and Pharmaceuticals			11.11%
High Tech			10.38%
Telecommunications			8.52%
Services - Business			6.75%
Energy, Oil and Gas			5.89%

BSL Total Return
	6 Month	12 Month	Since Inception
NAV	3.16%	10.08%	9.73%
Market Price	5.99%	9.48%	9.48%
Credit Suisse Leveraged Loan Index	2.99%	9.70%	9.58%

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

* As a percentage of Managed Assets.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Financial Data	June 30, 2011 (Unaudited)

BGX’s Portfolio Composition

BGX’s Moody’s Rating Distribution

Portfolio Characteristics

Weighted Average Spread	5.01%
Weighted Average Coupon	8.30%
Current Dividend Yield†	6.57%
Weighted Average Days to Reset	55
Average Position*	0.71%
Long Positions**	118.61%
Short Positions**	0.00%
Net Positions**	118.61%

Top 10 Holdings*
Armored AutoGroup, Inc., Senior Secured Term B Loan	2.10%
Presidio, Inc., Senior Secured Term B-1 Loan	1.83%
Brock Holdings III, Inc., Senior Secured First Lien Term Loan	1.76%
Syniverse Holdings, Inc., Senior Secured Term Loan	1.76%
Golden Living, Senior Secured Term Loan	1.72%
Chrysler Group LLC, Senior Secured Term B Loan	1.68%
Carestream Health, Inc., Senior Secured Term B Loan	1.64%
Gibson Energy, Senior Secured Term Loan	1.58%
Fairway Group ACP Co., Senior Secured Term Loan	1.58%
CPG International, Inc., Senior Secured First Lien Term Loan	1.52%
Top 10 Holdings	17.16%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

† Using current dividend rate of $0.108/share and market price per share as of June 30, 2011.

* As a percentage of Managed Assets.

** As a percentage of Net Assets.

Semi-Annual Report | June 30, 2011	5

Blackstone / GSO Long-Short Credit Income Fund
Financial Data	June 30, 2011 (Unaudited)

Top 5 Industries*

Telecommunications			11.71%
High Tech			11.59%
Healthcare and Pharmaceuticals			10.31%
Energy, Oil and Gas			8.14%
Retail			6.08%

BGX Total Return
	1 Month	3 Month	Since Inception
NAV	-0.11%	1.18%	1.32%
Market Price	-1.57%	-1.43%	0.85%
Credit Suisse Leveraged Loan Index	-0.33%	0.33%	1.09%

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

* As a percentage of Managed Assets.

6	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
FLOATING RATE LOAN INTERESTS(a) - 132.00%
Aerospace and Defense - 0.54%
TASC, Inc., Senior Secured Tranche B Term Loan, 4.500%, 12/18/2015	Ba2	$1,619,349	$1,621,486

Automotive - 2.11%
CCC Information Services, Inc., Senior Secured Term Loan, 5.500%, 11/11/2015	B1	672,848	677,387
Chrysler Group LLC, Senior Secured Term B Loan, 6.000%, 05/24/2017	Ba2	4,873,950	4,770,743
Remy International, Inc., Senior Secured Term B Facility Loan, 6.250%, 12/16/2016	B1	829,167	834,349

			6,282,479

Banking, Finance, and Real Estate - 6.73%
Alliant Holdings I, Inc., Senior Secured Tranche C Incremental Term Loan, 8.000%, 08/21/2014	B2	3,081,486	3,089,190
Asurion Corp., Senior Secured First Lien Term B Loan 5.500%, 05/24/2018	Ba3	3,000,000	2,965,710
BNY Convergex, Senior Secured Second Lien EZE Borrower Term Loan, 8.750%, 12/17/2017	B1	443,368	452,235
BNY Convergex, Senior Secured Second Lien Top Borrower Term Loan, 8.750%, 12/17/2017	B1	1,056,633	1,077,765
Fidelity National Information Services, Inc., Senior Secured Term B Loan, 5.250%, 07/18/2016	Ba1	3,970,000	3,992,827
HarbourVest Partners LP, Senior Secured Term Loan, 6.250%, 12/19/2016	Ba3	4,479,711	4,502,109

Semi-Annual Report | June 30, 2011	7

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Banking, Finance, and Real Estate (continued)
Interactive Data Corp., Senior Secured Term Loan, 4.750%, 02/12/2018	Ba3	$3,990,000	$3,999,576

			20,079,412

Beverage, Food and Tobacco - 7.53%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 7.000%, 09/30/2016	B1	3,394,830	3,435,143
Bolthouse Farms, Inc., Senior Secured First Lien Term Loan, 5.501%, 02/08/2016	B1	1,874,903	1,879,299
Bolthouse Farms, Inc., Senior Secured Second Lien Term Loan, 9.500%, 08/11/2016	Caa1	3,000,000	3,041,715
Burger King Corp., Senior Secured Tranche B Term Loan, 4.500%, 02/15/2015	Ba3	2,514,271	2,509,808
Del Monte Corp., Senior Secured Initial Term Loan, 4.500%, 03/08/2018	Ba3	1,282,092	1,280,489
Denny’s Corp. (fka Advantica Restaurants Group, Inc.), Senior Secured Term Loan, 5.250%, 09/30/2016	B1	3,520,000	3,536,826
Dunkin’ Brands, Inc., Senior Secured Term B - 2 Loan, 4.250%, 11/23/2017	B2	1,776,797	1,777,508
Fairway Group ACP Co., Senior Secured Term Loan, 7.500%, 03/03/2017	B2	4,000,000	3,993,340
Roundy’s, Inc., Senior Secured Second Lien Term Loan, 10.000%, 04/16/2016	B1	1,000,000	1,013,440

			22,467,568

Capital Equipment - 1.54%
Baker Corp., Senior Secured Term Loan, 5.000%, 06/01/2018	Ba3	3,243,243	3,253,378

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Capital Equipment (continued)
Sensus USA, Inc. (fka Sensus Metering Systems), Senior Secured First Lien Term Loan, 4.750%, 05/09/2017	Ba3	$604,545	$607,284
Sensus USA, Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Caa1	714,286	725,297

			4,585,959

Chemicals, Plastics and Rubber - 6.70%
General Chemical Corp. (aka Gentek, Inc.), Senior Secured B Term Facility Loan, 5.002%, 10/06/2015	B1	2,462,418	2,474,742
Houghton International, Inc., Senior Secured Term B-1 Loan, 6.750%, 02/01/2016	B1	2,527,056	2,542,850
Nusil Corp., Senior Secured Term Loan, 5.250%, 04/07/2017	B1	3,754,420	3,759,113
Styron S.A.R.L., Senior Secured Term Loan, 6.000%, 08/02/2017	B1	4,729,941	4,732,022
Univar, Inc., Senior Secured Term B Loan, 5.000%, 06/30/2017	B2	6,495,443	6,492,488

			20,001,215

Construction and Building - 3.50%
CPG International, Inc., Senior Secured First Lien Term Loan, 6.000%, 02/18/2017	B2	1,323,138	1,326,446
Custom Building Products, Inc., Senior Secured Term B Loan, 5.750%, 03/19/2015	B1	4,602,727	4,634,394
Summit Material, Senior Secured Term Loan, 6.500%, 12/31/2015	B2	3,980,000	3,981,672

Semi-Annual Report | June 30, 2011	9

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Construction and Building (continued)
UCI International, Inc. (aka United Components), Senior Secured Term B Loan, 5.500%, 07/26/2017	Ba2	$509,289	$513,508

			10,456,020

Consumer Goods - Durable - 2.49%
1-800 Contacts, Inc., Senior Secured Term Loan, 7.700%, 03/04/2015	Ba2	4,394,172	4,405,157
Chill Intermediate Holdings, Inc. (aka Goodman Global, Inc.), Senior Secured First Lien Term Loan, 5.750%, 10/28/2016	B1	3,007,576	3,020,734

			7,425,891

Consumer Goods - Non Durable - 4.87%
Amscan Holdings, Inc., Senior Secured First Lien Term Loan, 6.750%, 12/02/2017	B2	4,880,734	4,904,479
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global Autocare)), Senior Secured Term B Loan, 6.000%, 03/17/2018	Ba3	4,276,471	4,288,510
Revlon Consumer Products Corp., Senior Secured Term B Loan, 4.750%, 11/19/2017	Ba3	2,954,962	2,963,650
Sagittarius Brands, Inc. (fka Captain D’s), Senior Secured Term Loan, 7.516%, 05/18/2015	B1	2,400,000	2,370,000

			14,526,639

Containers, Packaging and Glass - 4.07%
Graham Packaging Co., Inc., Senior Secured Term C Loan, 6.750%, 04/05/2014	B1	3,949,495	3,965,214

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Containers, Packaging and Glass (continued)
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured Effective Date Term Advance Loan, 7.000%, 05/13/2016	B2	$5,700,000	$5,685,750
LabelCorp Holdings, Inc. (aka York Label), Senior Secured First Lien Term Facility Loan, 6.250%, 05/27/2017	B1	2,500,000	2,498,950

			12,149,914

Energy - Electricity - 1.33%
Star West Generation, Senior Secured Advance Term B Loan, 6.000%, 05/17/2018	Ba3	4,000,000	3,980,020

Energy, Oil and Gas - 8.55%
Aquilex Holdings LLC, Senior Secured Term Loan, 6.000%, 04/01/2016	Ba3	2,952,621	2,953,359
Brock Holdings III, Inc., Senior Secured First Lien Term Loan, 6.000%, 03/16/2017	B1	2,493,750	2,510,371
CITGO Petroleum Corp., Senior Secured Term B Loan, 8.000%, 06/24/2015	Ba2	563,004	572,012
CITGO Petroleum Corp., Senior Secured Term C Loan, 9.000%, 06/24/2017	Ba2	1,482,513	1,549,226
First Reserve Crestwood Holdings Corp., Senior Secured Term Loan, 10.500%, 10/03/2016	Caa1	4,335,000	4,465,050
FR Brand Acquisition Corp., Senior Secured Second Lien Tranche 2 Loan, 7.313%, 02/07/2015	B3	2,000,000	1,843,750
Gibson Energy, Senior Secured Term Loan, 5.750%, 06/15/2018	B1	4,513,889	4,494,705

Semi-Annual Report | June 30, 2011	11

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Energy, Oil and Gas (continued)
Semgroup Corp., Senior Secured Term Loan, 5.750%, 06/08/2018	B1	$2,211,538	$2,207,856
Sheridan Production Partners, Senior Secured Term Loan, 6.500%, 04/20/2017	B2	328,159	329,186
6.500%, 04/20/2017	B2	537,256	538,938
6.500%, 04/20/2017	B2	4,054,510	4,067,200

			25,531,653

Environmental Industries - 1.53%
PSC LLC, Senior Secured Term Loan, 7.250%, 07/29/2016	B1	4,509,494	4,551,770

Healthcare and Pharmaceuticals - 15.42%
Alliance Healthcare Services, Inc., Senior Secured Term B Loan, 5.500%, 06/01/2016	Ba3	2,962,406	2,959,325
Ardent Medical Services, Inc., Senior Secured Term Loan, 6.500%, 09/15/2015	B1	3,992,494	3,997,485
Aurora Diagnostics LLC, Senior Secured Tranche B Term Loan, 6.250%, 05/26/2016	Ba2	2,543,056	2,545,179
CHG Companies, Inc., Senior Secured Additional First Lien Term Loan, 5.500%, 10/07/2016	Ba3	2,124,049	2,126,045
Convatec (aka Cidron Healthcare, Ltd.), Senior Secured Dollar Term Loan, 5.750%, 12/22/2016	Ba3	1,315,702	1,316,334
Drumm Investors LLC (aka Golden Living), Senior Secured Term Loan, 5.000%, 05/04/2018	B1	5,000,000	4,906,250
Emergency Medical Services Corp. (aka AMR/EMCare), Senior Secured Initial Term Loan, 5.250%, 05/25/2018	B1	3,990,000	3,981,521

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Healthcare and Pharmaceuticals (continued)
HCR Healthcare LLC (aka Manor Care, Inc.), Senior Secured Term B Loan, 5.000%, 04/06/2018	Ba3	$2,080,688	$2,047,533
IASIS Healthcare LLC, Senior Secured Term B Loan, 5.000%, 05/17/2018	Ba3	2,830,905	2,824,083
MedAssets, Inc., Senior Secured Term Loan, 5.250%, 11/16/2016	Ba3	4,459,606	4,475,772
National Surgical Hospitals, Inc., Senior Secured Delayed Draw Term Loan, 0.750%, 02/03/2017	B2	445,545	446,658
National Surgical Hospitals, Inc., Senior Secured Initial Term Loan, 8.250%, 02/03/2017	B2	2,554,455	2,560,842
Quintiles Transition, Senior Secured Term B Loan, 5.000%, 06/08/2018	B1	2,578,755	2,567,073
Res-Care, Inc., Senior Secured Term B Loan, 7.250%, 12/22/2016	Ba2	1,990,000	1,997,462
Smile Brands Group, Inc., Senior Secured Term Loan, 7.001%, 12/21/2017	Ba3	4,936,557	4,948,923
Surgery Center Holdings, Inc., Senior Secured Term Loan, 6.500%, 02/06/2017	Ba3	2,316,774	2,337,046

			46,037,531

High Tech Industries - 14.04%
Aspect Software, Inc., Senior Secured Term B Loan, 6.250%, 05/07/2016	Ba3	4,342,947	4,359,233
Attachmate Corp., Senior Secured First Lien Term Loan, 6.500%, 04/27/2017	B1	4,000,000	4,010,640
Carestream Health, Inc. (aka Onex Carestream), Senior Secured Term B Loan, 5.000%, 02/25/2017	B1	4,987,500	4,669,896

Semi-Annual Report | June 30, 2011	13

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
High Tech Industries (continued)
Datatel, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/20/2017	Ba3	$615,464	$617,387
Datatel, Inc., Senior Secured Second Lien Extended Term Loan, 8.750%, 02/19/2018	Caa2	2,956,522	3,008,261
Hyland Software, Inc., Senior Secured Term Loan, 5.750%, 12/19/2016	B2	2,122,667	2,122,009
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured Second Lien Term Loan, 6.057%, 06/11/2015	Caa1	4,000,000	3,975,020
Openlink Financial, Inc., Senior Secured Term B Loan, 5.250%, 04/27/2018	B1	1,894,737	1,890,000
Presidio, Inc., Senior Secured Term B Loan, 7.250%, 03/31/2017	Ba3	3,575,000	3,581,703
Shield Finance Co. S.A.R.L. (aka Sophos plc), L+5.625% Senior Secured Term B Loan, 06/15/2016(b)	B2	1,250,000	1,259,375
Ship Luxco 3 S.A.R.L. (aka RBS WorldPay), Senior Secured Facility B2A Term Loan, 6.250%, 11/30/2017	Ba2	1,538,462	1,541,454
Spansion, Inc., Senior Secured Term Loan, 6.250%, 02/09/2015	Ba3	2,777,529	2,790,292
Vertafore, Inc., Senior Secured First Lien Term Loan, 5.250%, 07/29/2016	B1	3,980,000	3,994,686
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/29/2017	Caa1	2,000,000	2,035,630
Wall Street Systems, Inc., Senior Secured First Lien Term Loan, 5.500%, 06/20/2017	Ba3	2,034,483	2,037,026

			41,892,612

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Hotels, Gaming and Leisure - 3.17%
Kasima LLC (DCIP), Senior Secured Incremental Term Loan, 5.000%, 03/31/2017	Baa1	$1,954,286	$1,962,836
Mood Media Corp., Senior Secured First Lien Term Loan, 7.000%, 05/06/2018	Ba3	3,941,176	3,906,691
Universal City Development Partners, Ltd. (aka Universal Orlando), Senior Secured Term B Loan, 5.500%, 11/06/2014	Ba2	3,568,922	3,581,164

			9,450,691

Media Advertising, Printing and Publishing - 6.50%
Cenveo Corp., Senior Secured Term B Facility Loan, 6.250%, 12/21/2016	Ba3	4,738,095	4,782,539
Getty Images, Inc., Senior Secured Initial Term Loan, 5.250%, 11/07/2016	Ba3	1,735,140	1,746,635
InfoGroup, Senior Secured Term B Loan, 5.750%, 05/26/2018	B1	1,908,261	1,889,178
Playboy Enterprises, Inc., Senior Secured Term B Loan, 8.250%, 03/06/2017	B2	3,990,256	4,000,232
Postmedia Network, Inc. (aka CW Acquisition LP), Senior Secured Tranche C Term Loan, 6.250%, 07/13/2016	Ba3	4,005,660	4,038,226
RBS International Direct Marketing, Senior Secured Term B Loan, 6.500%, 03/13/2017	B1	2,992,500	2,947,612

			19,404,422

Media Broadcasting and Subscription - 3.93%
FoxCo Acquisition Sub LLC, Senior Secured New Term Loan, 4.750%, 07/14/2015	B1	3,867,656	3,877,345

Semi-Annual Report | June 30, 2011	15

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Media Broadcasting and Subscription (continued)
Hubbard Radio, Senior Secured Second Lien Term Loan, 8.750%, 04/30/2018	Caa1	$1,428,571	$1,460,714
MidContinent Communications, Senior Secured Term B Loan, 4.000%, 12/31/2016	B1	2,576,635	2,587,908
Summit Entertainment LLC, Senior Secured Term Loan, 7.500%, 09/07/2016	B1	3,819,588	3,788,553

			11,714,520

Metals and Mining - 0.62%
JMC Steel Group, Inc., Senior Secured Term Loan, 4.750%, 04/01/2017	B1	1,852,500	1,861,762

Retail - 6.74%
Chinos Acquisition Corp. (aka J. Crew Operating Corp.), Senior Secured Term Loan, 4.750%, 03/07/2018	B1	4,085,308	3,919,628
Harbor Freight Tools USA, Senior Secured Tranche B Term Loan, 6.500%, 12/22/2017	Ba3	4,960,887	5,055,466
Sports Authority, Inc. (aka TSA), Senior Secured Term B Loan, 7.500%, 11/16/2017	B3	4,975,000	5,021,666
Sprouts Farmers Market LLC, Senior Secured Initial Term Loan, 6.000%, 04/18/2018	B2	1,246,875	1,239,088
The Gymboree Corp., Senior Secured First Lien Term Loan, 5.000%, 02/23/2018	B1	1,959,537	1,901,055
Toys “R” Us, Inc., Senior Secured Term Loan, 6.000%, 09/01/2016	B1	2,977,500	2,981,043

			20,117,946

16	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Services - Business - 10.01%
Advantage Sales & Marketing LLC, Senior Secured Second Lien Term Loan, 9.250%, 06/18/2018	Caa1	$5,000,000	$5,092,200
Altegrity, Inc. (aka U.S. Investigation Services, Inc.), Senior Secured Tranche D Term Loan, 7.750%, 02/21/2015	B1	4,046,489	4,071,780
Brickman Group Holdings, Inc., Senior Secured Tranche B Term Loan, 7.250%, 10/14/2016	B1	4,975,000	5,048,854
Sedgwick Holdings, Inc., Senior Secured Second Lien Term Loan, 9.000%, 05/30/2017	B2	5,000,000	5,018,750
Sedgwick Holdings, Inc., Senior Secured Term B Loan, 5.000%, 12/31/2016	B2	2,278,681	2,280,106
Sitel (aka Clientlogic Corp.), Senior Secured Term Loan, 5.803%, 01/30/2014	B1	3,500,000	3,500,000
Transaction Network Service, Inc., Senior Secured Term Loan, 6.000%, 11/18/2015	Ba3	4,838,710	4,864,427

			29,876,117

Services - Consumer - 3.26%
iHealth Technologies, Inc., Senior Secured Term B Loan, 7.750%, 12/28/2016	B2	1,418,182	1,439,455
N.E.W. Customer Service Cos., Inc., Senior Secured Term Loan, 6.000%, 03/23/2016	Ba3	3,663,948	3,663,948
Protection One Alarm Monitoring, Inc., Senior Secured Term B Loan, 6.000%, 06/04/2016	B1	4,621,133	4,638,462

			9,741,865

Semi-Annual Report | June 30, 2011	17

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Telecommunications - 10.81%
Alaska Communication Systems Holdings, Inc., Senior Secured Term Loan, 5.500%, 10/21/2016	Ba3	$4,659,621	$4,680,006
Avaya, Inc., Senior Secured B-3 Extended Term Loan, 4.755%, 04/01/2019	B1	1,994,784	1,924,547
CommScope, Inc., Senior Secured Term Loan, 5.000%, 01/14/2018	Ba3	1,275,575	1,285,149
Fibertech Networks LLC (aka Firefox), Senior Secured Term Loan, 6.750%, 11/30/2016	B2	3,198,214	3,228,198
Global Tel Link Corp., Senior Secured First Lien Term Loan, 5.000%, 12/17/2016	B1	4,484,243	4,473,750
Intelsat Jackson Holdings, Ltd., Senior Secured Term B Loan, 5.250%, 04/02/2018	B1	2,416,107	2,427,173
Mobilitie Investments II LLC, Senior Secured Term Loan, L+4.000%, 06/15/2017(b)	B2	2,000,000	2,007,500
Savvis, Inc., Senior Secured Term Loan, 6.750%, 08/04/2016	B1	1,488,650	1,498,423
Sorenson Communications, Inc., Senior Secured Tranche C Term Loan, 6.000%, 08/16/2013	B1	2,832,080	2,748,095
Syniverse Holdings, Inc. (aka Buccaneer Merger Sub, Inc.), Senior Secured Term Loan, 5.250%, 12/21/2017	B1	1,442,029	1,451,042
Telcordia Technologies, Inc., Senior Secured Term Loan, 6.750%, 04/30/2016	B1	4,327,615	4,335,729
TowerCo Finance LLC, Senior Secured Term B-1 Loan, 6.000%, 02/02/2017	Ba3	558,600	560,871

18	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Telecommunications (continued)
Verint Systems, Inc., Senior Secured Term Loan, 4.500%, 10/27/2017	B1	$1,643,836	$1,643,153

			32,263,636

Transportation - Cargo - 4.14%
Brenntag Holding GmbH & Co., Senior Second Lien Facility 2 Subordinate Term Loan, 6.433%, 07/17/2015	B1	5,000,000	5,015,625
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured Initial Term Loan, 5.000%, 09/08/2017	B1	3,325,000	3,320,844
Ozburn-Hessey Holding Co. LLC, Senior Secured First Lien Term Loan, 7.500%, 04/08/2016	Ba3	1,494,419	1,502,825
Ozburn-Hessey Holding Co. LLC, Senior Secured Second Lien Term Loan, 10.500%, 10/08/2016	B3	2,500,000	2,518,750

			12,358,044

Transportation - Consumer - 1.00%
Avis Budget Holdings LLC, Senior Secured Extended Term Loan, 5.750%, 04/19/2014	Ba1	2,966,074	2,990,159

Utilities, Oil and Gas - 0.27%
EquiPower Resources Holdings LLC, Senior Secured Term B Loan, 5.750%, 01/26/2018	Ba3	813,647	816,190

Wholesale - 0.61%
CDW Corp., Senior Secured Extended Term Loan, 5.006%, 07/17/2017	B2	1,842,152	1,817,781

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $390,642,503)			394,003,302

Semi-Annual Report | June 30, 2011	19

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
CORPORATE BONDS - 7.27%
Automotive - 0.10%
Allison Transmission, Inc., Senior Unsecured Bond, 7.125%, 05/15/2019(c)	Caa1	$300,000	$293,250

Banking, Finance, and Real Estate - 0.48%
Spencer Spirit Holdings, Inc., Senior Secured Bond, 11.000%, 05/01/2017(c)	B2	1,400,000	1,442,000

Beverage, Food and Tobacco - 0.17%
HOA Restaurant Group LLC (aka Hooters Restaurant), Senior Secured Bond, 11.250%, 04/01/2017(c)	B3	500,000	505,000

Energy - Electricity - 0.40%
MEMC Electronic Materials, Inc., Senior Unsecured Bond, 7.750%, 04/01/2019(c)	B1	1,200,000	1,191,000

Energy, Oil and Gas - 0.17%
United Refining Co., Senior Secured Bond, 10.500%, 02/28/2018	B3	510,000	511,275

Healthcare and Pharmaceuticals - 1.05%
Aurora Diagnostics LLC, Senior Unsecured Bond, 10.750%, 01/15/2018(c)	B3	3,000,000	3,120,000

High Tech Industries - 1.35%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(c)	B3	3,983,000	4,022,830

Media Broadcasting and Subscription - 1.34%
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Unsecured Bond, 6.500%, 04/30/2021	B1	2,000,000	1,982,500

20	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount/Shares	Market Value
Media Broadcasting and Subscription (continued)
National Cinemedia LLC, Senior Unsecured Bond, 7.875%, 07/15/2021	B2	$2,000,000	$2,028,760

			4,011,260

Retail - 0.39%
Burlington Coat Factory Warehouse Corp., Senior Unsecured Bond, 10.000%, 02/15/2015(c)	Caa1	1,170,000	1,164,150

Telecommunications - 1.82%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(c)	B1	450,000	437,625
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.375%, 10/15/2020	B2	5,000,000	5,000,000

			5,437,625

TOTAL CORPORATE BONDS
(Cost $21,552,131)			21,698,390

SHORT TERM INVESTMENTS - 7.47%
BONY Cash Reserve (0.050% 7-Day Yield)		22,313,939	22,313,939

TOTAL SHORT TERM INVESTMENTS
(Cost $22,313,939)			22,313,939

Semi-Annual Report | June 30, 2011	21

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

Total Investments - 146.75%
(Cost $434,508,573)	$438,015,631

Assets in Excess of Other Liabilities - 1.53%	4,558,295

Term Preferred Shares - (16.12)%*
(plus distributions payable on term preferred shares)	(48,103,499)

Senior Secured Notes - (32.16)%	(96,000,000)

Net Assets - 100.00%	$298,470,427

Amounts above are shown as a percentage of net assets as of June 30, 2011.

*	Series A Floating Rate Cumulative Term Preferred Shares, “Term Preferred Shares”.
(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of June 30, 2011. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $12,175,855, which represents approximately 4.08% of net assets as of June 30, 2011.

See Notes to Financial Statements.

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
FLOATING RATE LOAN INTERESTS(a) - 79.01%
Automotive - 1.99%
Chrysler Group LLC, Senior Secured Term B Loan, 6.000%, 05/24/2017	Ba2	$4,873,950	$4,770,744

Banking, Finance, and Real Estate - 3.03%
Asurion Corp., Senior Secured Second Lien Term Loan, 9.000%, 05/24/2019	Ba3	2,571,429	2,585,893
BNY Convergex, Senior Secured EZE Borrower Term Loan, 5.250%, 12/19/2016	B1	588,201	589,857
BNY Convergex, Senior Secured First Lien Top Borrower Term Loan, 5.250%, 12/19/2016	B1	1,401,799	1,405,745
Realogy Corp., Senior Secured Second Lien Term Facility Loan, 13.500%, 10/15/2017	B1	2,500,000	2,668,125

			7,249,620

Beverage, Food and Tobacco - 4.12%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 7.000%, 09/30/2016	B1	2,984,962	3,020,409
Burger King Corp., Senior Secured Tranche B Term Loan, 4.500%, 10/19/2016	Ba3	2,339,123	2,334,971
Fairway Group ACP Co., Senior Secured Term Loan, 7.500%, 03/03/2017	B2	4,500,000	4,492,507

			9,847,887

Capital Equipment - 0.30%
Sensus USA, Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Caa1	714,286	725,296

Semi-Annual Report | June 30, 2011	23

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Chemicals, Plastics and Rubber - 3.56%
Houghton International, Inc., Senior Secured Term B-1 Loan, 6.750%, 02/01/2016	B1	$2,992,468	$3,011,171
Nusil Corp., Senior Secured Term Loan, 5.250%, 04/07/2017	B1	2,764,729	2,768,185
Styron S.A.R.L., Senior Secured Term Loan, 6.000%, 08/02/2017	B1	2,739,941	2,741,146

			8,520,502

Construction and Building - 2.64%
CPG International, Inc., Senior Secured First Lien Term Loan, 6.000%, 02/18/2017	B2	4,308,138	4,318,909
Summit Material, Senior Secured Term Loan, 6.500%, 12/31/2015	B2	1,990,000	1,990,836

			6,309,745

Consumer Goods - Durable - 0.83%
Vision Solutions, Inc., Senior Secured Second Lien Term Loan, 9.500%, 07/23/2017	Caa1	2,000,000	1,997,500

Consumer Goods - Non Durable - 5.21%
Acosta Sales and Marketing Co., Senior Secured Term B Loan, 4.750%, 03/01/2018	Ba3	3,463,415	3,470,463
Amscan Holdings, Inc., Senior Secured First Lien Term Loan, 6.750%, 12/02/2017	B2	2,984,962	2,999,484
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured Term B Loan, 6.000%, 03/17/2018	Ba3	5,970,000	5,986,806

			12,456,753

24	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Containers, Packaging and Glass - 1.27%
LabelCorp Holdings, Inc. (aka York Label), Senior Secured Second Lien Term Loan, 13.000%, 12/01/2018	B1	$3,000,000	$3,037,500

Energy - Electricity - 1.66%
Star West Generation, Senior Secured Advance Term B Loan, 6.000%, 05/17/2018	Ba3	4,000,000	3,980,020

Energy, Oil and Gas - 5.79%
Brock Holdings III, Inc., Senior Secured First Lien Term Loan, 6.000%, 03/16/2017	B1	4,987,500	5,020,742
Brock Holdings III, Inc., Senior Secured Second Lien Term Loan, 10.500%, 03/16/2018	B1	2,076,923	2,136,634
Gibson Energy, Senior Secured Term Loan, 5.750%, 06/15/2018	B1	4,513,889	4,494,705
Semgroup Corp., Senior Secured Term Loan, 5.750%, 06/08/2018	B1	2,211,538	2,207,856

			13,859,937

Healthcare and Pharmaceuticals - 6.53%
Ardent Medical Services, Inc., Senior Secured Term Loan, 6.500%, 09/15/2015	B1	613,784	614,552
HCR Healthcare LLC (aka Manor Care, Inc.), Senior Secured Term B Loan, 5.000%, 03/09/2018	Ba3	3,163,877	3,113,460
MedAssets, Inc., Senior Secured Term Loan, 5.250%, 11/16/2016	Ba3	1,623,724	1,629,610
National Surgical Hospitals, Inc., Senior Secured Delayed Draw Term Loan, 0.750%, 02/03/2017	B2	445,545	446,658

Semi-Annual Report | June 30, 2011	25

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Healthcare and Pharmaceuticals (continued)
National Surgical Hospitals, Inc., Senior Secured Initial Term Loan, 8.250%, 02/03/2017	B2	$2,554,455	$2,560,842
Quintiles Transitional Corp., Senior Secured Term B Loan, 5.000%, 06/08/2018	B1	2,578,755	2,567,073
Sheridan Healthcare, Inc., Senior Secured Second Lien Term Loan, 6.004%, 06/15/2015	B1	2,000,000	1,975,000
Smile Brands Group, Inc., Senior Secured Term Loan, 7.001%, 12/21/2017	Ba3	2,705,053	2,711,829

			15,619,024

High Tech Industries - 11.54%
Attachmate Corp., Senior Secured Second Lien Term Loan, 9.500%, 02/25/2018	B1	3,000,000	3,047,490
Carestream Health, Inc., Senior Secured Term B Loan, 5.000%, 02/25/2017	B1	4,987,500	4,669,896
Datatel, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/19/2018	Ba3	1,538,660	1,543,468
Datatel, Inc., Senior Secured Second Lien Extended Term Loan, 8.750%, 02/19/2018	Caa2	2,260,870	2,300,435
Hyland Software, Inc., Senior Secured Term Loan, 5.750%, 12/19/2016	B2	3,184,000	3,183,013
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured Second Lien Term Loan, 6.057%, 06/11/2015	Caa1	3,000,000	2,981,265
Openlink Financial, Inc., Senior Secured Term B Loan, 5.250%, 04/27/2018	B1	1,894,737	1,890,000
Presidio, Inc., Senior Secured Term B Loan, 7.250%, 03/31/2017	Ba3	5,200,000	5,209,750

26	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
High Tech Industries (continued)
Shield Finance Co. S.A.R.L. (aka Sophos plc), Senior Secured Term B Loan, L+5.625%, 06/15/2016(b)	B2	$1,250,000	$1,259,375
Wall Street Systems, Inc., Senior Secured First Lien Term Loan, 5.500%, 06/20/2017	Ba3	1,534,483	1,536,401

			27,621,093

Hotels, Gaming and Leisure - 4.53%
CCM Merger (aka Motor City Casino), Senior Secured Term Loan, 7.000%, 03/01/2017	B3	2,894,939	2,935,946
Kasima LLC (DCIP), Senior Secured Incremental Term B Loan, 5.000%, 03/31/2017	Baa1	3,888,214	3,905,225
Mood Media Corp., Senior Secured Second Lien Term Loan, 10.250%, 11/06/2018	Ba3	2,000,000	1,986,250
Six Flags Premier Theme Parks, Senior Secured Tranche B Term Loan, 5.250%, 06/30/2016	B1	2,000,000	2,012,500

			10,839,921

Media Advertising, Printing and Publishing - 4.66%
Getty Images, Inc., Senior Secured Initial Term Loan, 5.250%, 11/07/2016	Ba3	1,989,975	2,003,159
InfoGroup, Inc., Senior Secured Term B Loan, 5.750%, 05/26/2018	B1	2,385,326	2,361,473
Playboy Enterprises, Inc., Senior Secured Term B Loan, 8.250%, 03/06/2017	B2	2,853,314	2,860,447

Semi-Annual Report | June 30, 2011	27

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Media Advertising, Printing and Publishing (continued)
RBS International Direct Marketing, Senior Secured Term B Loan, 6.500%, 03/23/2017	B1	$3,990,000	$3,930,150

			11,155,229

Media Broadcasting and Subscription - 2.16%
Hubbard Radio, Senior Secured Second Lien Term Loan, 8.750%, 04/30/2018	Caa1	2,285,714	2,337,143
Summit Entertainment LLC, Senior Secured Term Loan, 7.500%, 09/07/2016	B1	2,864,691	2,841,415

			5,178,558

Retail - 3.27%
Sprouts Farmers Market LLC, Senior Secured Initial Term Loan, 6.000%, 04/18/2018	B2	4,322,500	4,295,506
The Gymboree Corp. (aka Giraffe Acquisition Corp.), Senior Secured First Lien Term Loan, 5.000%, 02/23/2018	B1	1,574,253	1,527,269
Toys “R” Us, Inc., Senior Secured Term Loan, 6.000%, 09/01/2016	B1	1,989,975	1,992,343

			7,815,118

Services - Business - 3.71%
Advantage Sales and Marketing LLC, Senior Secured First Lien Term Loan, 5.250%, 12/17/2017	B1	1,990,000	1,995,970
Barbri, Inc. (Gemini Holdings, Inc.), Senior Secured Term Loan, L+4.500%, 06/17/2017(b)	B1	1,481,481	1,475,926
Scitor Corp., Senior Secured Term Loan, 5.000%, 02/15/2017	B2	1,144,250	1,143,775
Sedgwick Holdings, Inc., Senior Secured Term B Loan, 5.000%, 12/31/2016	B2	3,418,022	3,420,158

28	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Services - Business (continued)
SymphonyIRI Group, Inc. (fka Information Resources, Inc.), Senior Secured Term Loan, 5.000%, 12/01/2017	B1	$842,105	$846,143

			8,881,972

Services - Consumer - 1.76%
IL Fornaio Corp., Senior Secured Term Loan, 6.500%, 06/10/2017	B1	1,246,875	1,248,440
N.E.W. Customer Service Cos., Inc., Senior Secured Term Loan, 6.000%, 03/23/2016	Ba3	2,954,165	2,954,165

			4,202,605

Telecommunications - 8.00%
Alaska Communications Systems Holdings, Inc., Senior Secured Term Loan, 5.500%, 10/21/2016	Ba3	2,985,000	2,998,059
Avaya, Inc., Senior Secured B-3 Extended Term Loan, 4.788%, 10/26/2017	B1	2,984,392	2,879,312
CommScope, Inc., Senior Secured Term Loan, 5.000%, 01/14/2018	Ba3	1,995,000	2,009,972
Fibertech Networks LLC (aka Firefox), Senior Secured Term Loan, 6.750%, 11/30/2016	B2	1,918,929	1,936,918
Sorenson Communications, Inc., Senior Secured Tranche C Term Loan, 6.000%, 08/16/2013	B1	2,832,080	2,748,095
Syniverse Holdings, Inc. (aka Buccaneer Merger Sub, Inc.), Senior Secured Term Loan, 5.250%, 12/21/2017	B1	4,975,000	5,006,094

Semi-Annual Report | June 30, 2011	29

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Telecommunications (continued)
TowerCo Finance LLC, Senior Secured Term B-1 Loan, 6.000%, 02/02/2017	Ba3	$1,556,100	$1,562,426

			19,140,876

Transportation - Cargo - 1.09%
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured Initial Term Loan, 5.000%, 09/08/2017	B1	665,000	664,169
Swift Trans Co. (aka Saint Acquistion Corp.), Senior Secured Term Loan, 6.000%, 12/21/2016	B1	1,918,281	1,931,469

			2,595,638

Utilities - Electric - 0.63%
Texas Competitive Electric Holdings Co. (aka TXU), Senior Secured Extended Term B Loan, 4.738%, 10/10/2017	B2	1,922,778	1,507,650

Wholesale - 0.73%
CDW Corp., Senior Secured Extended Term Loan, 5.006%, 07/17/2017	B2	1,763,229	1,739,901

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $189,429,090)			189,053,089

CORPORATE BONDS - 25.77%
Automotive - 1.82%
Allison Transmission, Inc., Senior Unsecured Bond, 7.125%, 05/15/2019(c)(d)	Caa1	1,300,000	1,270,750
Hertz Corp., Senior Unsecured Bond, 7.500%, 10/15/2018(c)(d)	B2	2,000,000	2,070,000
7.375%, 01/15/2021(d)	B2	1,000,000	1,022,500

			4,363,250

30	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Banking, Finance, and Real Estate - 0.83%
Realogy Corp., Senior Secured Bond, 7.875%, 02/15/2019(c)(d)	Caa1	$2,000,000	$1,990,000

Beverage, Food and Tobacco - 1.20%
Blue Merger Sub, Inc. (aka Del Monte Foods Co.), Senior Secured Bond, 7.625%, 01/15/2019(d)	B3	2,330,000	2,364,950
HOA Restaurant Group LLC (aka Hooters Restaurant), Senior Secured Bond, 11.250%, 04/01/2017(d)	B3	500,000	505,000

			2,869,950

Capital Equipment - 0.83%
RSC Equipment Rental, Inc., Senior Unsecured Bond, 8.250%, 02/01/2021(c)	Caa1	2,000,000	2,000,000

Consumer Goods - Durable - 1.14%
Reynolds Group Issuer, Inc., Senior Unsecured Bond, 8.250%, 02/15/2021(d)	Caa1	700,000	658,000
Spencer Spirit Holdings, Inc., Senior Unsecured Bond, 11.000%, 05/01/2017(d)	B2	2,000,000	2,060,000

			2,718,000

Energy - Electricity - 0.50%
MEMC Electronic Materials, Inc., Senior Unsecured Bond, 7.750%, 04/01/2019(d)	B1	1,200,000	1,191,000

Energy, Oil and Gas - 3.89%
Aquilex Holdings LLC, Senior Unsecured Bond, 11.125%, 12/15/2016(c)	Caa1	3,000,000	2,932,500
Calumet Specialty Products Partners LP, Senior Unsecured Bond, 9.375%, 05/01/2018(d)	B3	1,800,000	1,863,000

Semi-Annual Report | June 30, 2011	31

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Energy, Oil and Gas (continued)
Connacher Oil and Gas, Ltd., Senior Secured Bond, 8.500%, 08/01/2019(c)(d)	Caa2	$1,400,000	$1,333,500
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019(c)(d)	B3	2,000,000	1,995,000
United Refining Co., Senior Secured Bond, 10.500%, 02/28/2018	B3	1,185,000	1,187,962

			9,311,962

Healthcare and Pharmaceuticals - 2.68%
Accellent, Inc., Senior Subordinated Bond, 10.000%, 11/01/2017	Caa2	2,000,000	1,970,000
Kindred Healthcare, Inc., Senior Unsecured Bond, 8.250%, 06/01/2019(d)	B3	2,400,000	2,400,000
STHI Holding Corp. (aka SteriGenics Holding Corp.), Senior Secured Bond, 8.000%, 03/15/2018(d)	B2	2,000,000	2,040,000

			6,410,000

High Tech Industries - 1.84%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(d)	B3	2,000,000	2,020,000
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(c)(d)	B1	2,450,000	2,382,625

			4,402,625

Hotels, Gaming and Leisure - 1.10%
National Cinemedia, Inc., Senior Unsecured Bond, 7.875%, 07/15/2021	B2	2,000,000	2,028,760
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(d)	B2	600,000	604,500

			2,633,260

32	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Media Advertising, Printing and Publishing - 1.25%
Cambium Learning Group, Inc., Senior Secured Bond, 9.750%, 02/15/2017(c)(d)	B2	$3,000,000	$2,985,000

Media Broadcasting and Subscription - 0.44%
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 9.125%, 08/15/2019(c)	B3	1,000,000	1,060,000

Retail - 2.34%
Chinos Acquisition Corp. (aka J. Crew Operating), Senior Unsecured Bond, 8.125%, 03/01/2019(c)(d)	Caa1	2,800,000	2,709,000
Levi Strauss & Co., Senior Unsecured Bond, 7.625%, 05/15/2020(c)	B2	1,000,000	1,005,000
The Gymboree Corp. (aka Giraffe Acquisition Corp.), Senior Unsecured Bond, 9.125%, 12/01/2018(c)(d)	Caa1	2,000,000	1,890,000

			5,604,000

Services - Consumer - 0.66%
WCA Waste Corp., Senior Unsecured Bond, 7.500%, 06/15/2019(d)	B3	1,570,000	1,575,888

Telecommunications - 5.25%
Advanced Micro Devices, Inc., Unsecured Bond, 8.125%, 12/15/2017(c)	Ba3	1,000,000	1,050,000
Allbritton Communications Co., Senior Unsecured Bond, 8.000%, 05/15/2018	B2	2,000,000	2,045,000
AMC Networks, Inc., Senior Secured Bond, 7.750%, 07/15/2021(d)	B2	600,000	628,500
Cequel Communications LLC, Senior Unsecured Bond, 8.625%, 11/15/2017(c)(d)	B3	2,000,000	2,090,000

Semi-Annual Report | June 30, 2011	33

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Telecommunications (continued)
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.375%, 10/15/2020(c)	B2	$2,000,000	$2,000,000
EH Holding Corp., Senior Unsecured Bond, 7.625%, 06/15/2021(c)(d)	B3	530,000	543,250
MetroPCS Wireless, Inc., Senior Unsecured Bond, 7.875%, 09/01/2018	B2	3,000,000	3,191,250
Seagate HDD Cayman, Senior Unsecured Bond, 7.000%, 11/01/2021(c)(d)	Ba1	1,000,000	1,005,000

			12,553,000

TOTAL CORPORATE BONDS
(Cost $61,711,057)			61,667,935

Total Investments - 104.78%
(Cost $251,140,147)			250,721,024

Liabilities in Excess of Other Assets - (4.78)%			(11,448,399)

Net Assets - 100.00%			$239,272,625

Amounts above are shown as a percentage of net assets as of June 30, 2011.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of June 30, 2011. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $20,915,203, as of June 30, 2011. Total value of BGX’s obligation to return securities lending collateral was $21,180,529, as of June 30, 2011.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $41,197,463, which represents approximately 17.22% of net assets as of June 30, 2011.

See Notes to Financial Statements.

34	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	June 30, 2011 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Appreciation(a)
JPMorgan	Emergency Medical Services Corp. (aka AMR/EMCare)	$2,431,656	0.161%	05/25/2018	$7,026
JPMorgan	TASC, Inc.	1,611,252	0.161%	12/18/2015	10,234
JPMorgan	iPayment, Inc.	1,971,427	0.161%	05/08/2017	18,575
JPMorgan	Verint Systems, Inc.	1,635,616	0.161%	10/27/2017	7,537
JPMorgan	Frac Tech Services LLC	1,867,169	0.161%	05/06/2016	18,983
JPMorgan	Mood Media Corp.	2,183,824	0.161%	05/07/2018	2,757
JPMorgan	Allen Systems Group, Inc.	982,099	0.161%	11/21/2015	8,025

					$73,137

Swap Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Depreciation
JPMorgan	Drumm Investors LLC (aka Golden Living)	$4,950,000	0.161%	05/04/2018	$(43,750)
JPMorgan	Roundy’s, Inc.	2,538,204	0.161%	11/03/2013	(10,054)
JPMorgan	Del Monte Corp.	1,002,500	0.161%	03/08/2018	(3,750)
JPMorgan	Interactive Data Corp.	2,007,469	0.161%	02/12/2018	(7,681)
JPMorgan	Chinos Acquisition Corp. (aka J. Crew Group)	992,500	0.161%	03/07/2018	(33,055)
JPMorgan	The Gymboree Corp.	1,992,494	0.161%	02/23/2018	(57,047)
JPMorgan	Michaels Stores, Inc.	1,005,000	0.161%	07/31/2016	(8,580)
JPMorgan	Mediacom Broadband Group (aka MCC Iowa)	2,009,924	0.161%	10/23/2017	(24,947)
JPMorgan	Equipower Resources	2,009,963	0.161%	01/26/2018	(8,728)
JPMorgan	The Hillman Group	2,007,431	0.161%	05/31/2016	(2,494)

					$(200,086)

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2011	35

Blackstone / GSO
Statements of Assets and Liabilities	June 30, 2011 (Unaudited)

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund
ASSETS:
Investments, at value (Cost $434,508,573 and $251,140,147, respectively) (including securities on loan)(a)	$438,015,631	$250,721,024
Cash	30,132	4,657,542
Unrealized appreciation on total return swap contracts	0	73,137
Receivable for investment securities sold	8,901,714	3,281,172
Interest receivable	2,484,087	2,204,668
Receivable for dividend reinvest	0	108,784
Deferred financing costs (Note 10)	2,642,975	0
Deposit held with broker for total return swap contracts	0	8,540,000
Prepaid expenses and other assets	210,021	186,248
Total Assets	452,284,560	269,772,575

LIABILITIES:
Payable for investment securities purchased	8,668,624	8,706,683
Senior secured notes (Note 10)	96,000,000	0
Interest due on senior secured notes (Note 10)	149,131	0
Collateral for securities on loan (Note 9)	0	21,180,529
Unrealized depreciation on total return swap contracts	0	200,086
Payments made for total return swap contracts	0	3,871
Foreign currency overdraft (Cost $0 and $2,872, respectively)	0	2,933
Accrued investment advisory fee payable	363,958	236,089
Accrued trustees’ fees payable	21,870	8,413
Other payables and accrued expenses	507,051	161,346
Total Liabilities	105,710,634	30,499,950
	$346,573,926	$239,272,625

TERM PREFERRED SHARES: (NOTE 10)
Term Preferred Shares, plus distributions payable on preferred shares ($1,000 liquidation value per share, 48,000 shares issued and outstanding)	48,103,499	N/A
Total Term Preferred Shares	48,103,499	N/A
Net Assets Applicable to Common Shareholders	$298,470,427	$239,272,625

36	www.blackstone-gso.com

Blackstone / GSO
Statements of Assets and Liabilities	June 30, 2011 (Unaudited)

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone /GSO Long-Short Credit Income Fund
COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$288,899,099	$241,085,797
Undistributed/(Overdistributed) net investment income	1,664,988	(1,868,768)
Accumulated net realized gain on investments, total return swap contracts and foreign currency transactions	4,399,282	429,040
Net unrealized appreciation/(depreciation) on investment securities, total return swap contracts and foreign currency translation	3,507,058	(373,444)
Net Assets Applicable to Common Shareholders	$ 298,470,427	$ 239,272,625

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,156,880	12,648,845
Net asset value per common share	$19.69	$18.92

(a) Securities on loan with values of $0 and $20,915,203, respectively. See Note 9.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2011	37

Blackstone / GSO
Statements of Operations	For the Six Months Ended June 30, 2011 (Unaudited)

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund(a)
INVESTMENT INCOME:
Interest	$13,448,440	$5,024,531
Amendment fees	618,631	40,000
Prepayment fees	307,856	97,567
Other fees	288,178	179,525
Total Investment Income	14,663,105	5,341,623

EXPENSES:
Investment advisory fee	2,201,600	1,213,962
Fund accounting and administration fees	330,240	182,094
Insurance expense	134,203	41,765
Legal and audit fees	87,330	81,231
Trustees’ fees and expenses	43,480	42,523
Printing expense	13,524	13,066
Securities lending agent fees	0	4,630
Interest on senior secured notes	890,704	0
Amortization of deferred financing costs (Note 10)	221,368	0
Other expenses	130,147	171,514
Total Expenses	4,052,596	1,750,785
Net Investment Income	10,610,509	3,590,838

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	3,089,108	409,919
Total return swap contracts	0	19,228
Foreign currency transactions	0	(107)
Change in unrealized appreciation/(depreciation) on:
Investment securities	(3,822,242)	(419,123)
Total return swap contracts	0	45,740
Foreign currency translation	0	(61)
Net Realized and Unrealized Gain/(Loss) on Investments	(733,134)	55,596

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(614,285)	N/A
Total Distributions to Preferred Shareholders	(614,285)	N/A
Net Increase in Net Assets Attributable to Common Shares from Operations	$9,263,090	$3,646,434

(a) For the period January 27, 2011 (Commencement of Operations) to June 30, 2011.

See Notes to Financial Statements.

38	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2011 (Unaudited)	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
FROM OPERATIONS:
Net investment income	$10,610,509	$9,363,024
Net realized gain on investment securities	3,089,108	2,434,110
Change in unrealized appreciation/(depreciation) on investment securities	(3,822,242)	7,329,300
Distributions to preferred shareholders:
From net investment income	(614,285)	(497,178)
Net Increase in Net Assets Attributable to Common Shares from Operations	9,263,090	18,629,256

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(8,331,236)	(9,989,782)
Net Decrease in Net Assets from Distributions to Common Shareholders	(8,331,236)	(9,989,782)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $0 and $605,200, respectively)	0	288,377,800
Net asset value of common shares issued to stockholders from reinvestment of dividends	332,939	88,360
Net Increase from Capital Share Transactions	332,939	288,466,160
Net Increase in Net Assets Attributable to Common Shares	1,264,793	297,105,634

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	297,205,634	100,000
End of period(a)	$298,470,427	$297,205,634

(a) Including undistributed net investment income of:	$1,664,988	$0

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2011	39

Blackstone / GSO Long-Short Credit Income Fund
Statement of Changes in Net Assets

For the Period January 27, 2011 (Commencement of Operations) to June 30, 2011 (Unaudited)
FROM OPERATIONS:
Net investment income	$3,590,838
Net realized gain on investment securities, total return swap contracts and foreign currency transactions	429,040
Change in unrealized depreciation on investment securities, total return swap contracts and foreign currency translation	(373,444)
Net Increase in Net Assets Attributable to Common Shares from Operations	3,646,434

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(5,459,606)
Net Decrease in Net Assets from Distributions to Common Shareholders	(5,459,606)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $505,208)	240,731,612
Net asset value of common shares issued to stockholders from reinvestment of dividends	254,185
Net Increase from Capital Share Transactions	240,985,797
Net Increase in Net Assets Attributable to Common Shares	239,172,625

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	100,000
End of period(a)	$239,272,625

(a) Including overdistributed net investment income of:	$(1,868,768)

See Notes to Financial Statements.

40	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Statement of Cash Flows	For the Six Months Ended June 30, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding distributions to preferred shareholders	$9,877,375
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Net realized gain on investment securities	(3,089,108)
Net change in unrealized depreciation on investment securities	3,822,242
Premium amortization	7,568
Discount accretion	(741)
Amortization of deferred financing costs	48,921
Decrease in interest receivable	153,594
Increase in prepaid expenses and other assets	(76,617)
Decrease in interest due on senior secured notes	(8,389)
Decrease in accrued investment advisory fees payable	(374,140)
Decrease in accrued trustee’ fees payable	(2,866)
Decrease in other payables and accrued expenses	(101,441)
Purchases of long-term investment securities	(301,809,216)
Proceeds from disposition of long-term investment securities	289,230,756
Proceeds from disposition of short-term investment securities	12,418,260
Net cash provided by operating activities	10,096,198

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions paid - common shareholders-net	(9,619,100)
Distributions paid - term preferred shares-net	(619,413)
Deferred financing costs	172,447
Net cash used in financing activities	(10,066,066)

Net Increase in Cash	$30,132
Cash beginning of period	$–
Cash end of period	$30,132

Supplemental disclosure of cash flow information:
Cash paid for interest on senior secured notes	$899,093

Supplemental schedule of non-cash financing activities:
Common shares issued in reinvestment of distributions to common shareholders	$332,939

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2011	41

Blackstone / GSO Senior Floating Rate Term Fund
Financial Highlights

	For the Six Months Ended June 30, 2011 (Unaudited)	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.63	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.70	0.62
Net realized and unrealized gain/(loss) on investments	(0.05)	0.64
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)	(0.04)	(0.03)
Total Income from Investment Operations	0.61	1.23

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.55)	(0.66)
Total Distributions to Common Shareholders	(0.55)	(0.66)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–	(0.04)
Total Capital Share Transactions	–	(0.04)

Net asset value per common share - end of period	$19.69	$19.63

Market price per common share - end of period	$20.57	$19.96

Total Investment Return - Net Asset Value(b)	3.16%	6.37%
Total Investment Return - Market Price(b)	5.99%	3.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$298,470	$297,206
Ratio of expenses to average net assets attributable to common shares(c)	2.72%(d)	2.41%(d)
Ratio of net investment income to average net assets attributable to common shares(c)	7.13%(d)	5.37%(d)
Ratio of expenses to average managed assets(c)(e)	1.84%(d)	1.83%(d)
Portfolio turnover rate	67%	55%

42	www.blackstone-gso.com

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2011 (Unaudited)	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$48,103	$48,109
Total shares outstanding (000s)	48	48
Asset coverage per share(f)	$7,220	$7,194
Liquidation preference per share	$1,000	$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$96,000	$96,000
Average borrowings outstanding during the period (000s)	$96,000	$61,527
Asset coverage, end of period per $1,000	$4,109	$4,096

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Ratios do not reflect dividend payments to preferred shareholders.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus liquidation value of Term Preferred Shares and principal value of senior secured notes payable.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares) from the Fund’s total assets and dividing by the number of Term Preferred Shares outstanding.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2011	43

Blackstone / GSO Long-Short Credit Income Fund
Financial Highlights	For a Share Outstanding Throughout the Period Indicated

For the Period January 27, 2011 (Commencement of Operations) to June 30, 2011 (Unaudited)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.10

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29
Net realized and unrealized gain on investments	0.00(b)
Total Income from Investment Operations	0.29

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.43)
Total Distributions to Common Shareholders	(0.43)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	(0.04)
Total Capital Share Transactions	(0.04)

Net asset value per common share - end of period	$18.92

Market price per common share - end of period	$19.72

Total Investment Return - Net Asset Value(c)	1.32%
Total Investment Return - Market Price(c)	0.85%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$239,273
Ratio of expenses to average net assets attributable to common shares	1.73%(d)
Ratio of net investment income to average net assets attributable to common shares	3.55%(d)
Portfolio turnover rate	65%

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	Annualized.

See Notes to Financial Statements.

44	www.blackstone-gso.com

Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”) is a non-diversified, closed-end management investment company. BSL was organized in Delaware on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BLS to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of BSL. If approved, the dissolution date of BSL may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BSL may be extended an unlimited number of times.

Blackstone / GSO Long-Short Credit Income Fund (“BGX” and together with BSL, the “Funds”) is a newly organized, non-diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. BGX was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser also serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”). Senior Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions.

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. The loans and fixed-income instruments that BGX invests in long positions in will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of BGX’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of BGX’s net assets.

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Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

The Funds are both classified as “non-diversified” under the 1940 Act. As a result, they can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements. The preparation of financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: The Funds’ NAV will be determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Funds calculate NAV by subtracting liabilities (including accrued expenses or dividends) from the total assets of each Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Funds.

Senior Loans and Secured Loans are primarily priced by using the mid-price of market quotations from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider, for composite loan prices, is to value loans at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. Corporate bonds, other than short-term investments, are valued at the price provided by an independent pricing service. The prices provided by the independent service are based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Total return swaps are marked to market daily using prices of the underlying loans, which are then applied to the corresponding swap. Prices for the underlying loans are provided by the same nationally recognized loan pricing service as that used for Senior Loans and Secured Loans. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Funds’ Board of Trustees.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

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Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

Level 1—	Unadjusted quoted prices in active markets for identical investments at the measurement date.
Level 2—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	Significant unobservable inputs (including the Funds’ own assumption in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the period ended June 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Funds’ investments:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Floating Rate Loan Interests	$–	$394,003,302	$–	$394,003,302
Corporate Bonds	–	21,698,390	–	21,698,390
Short Term Investments	–	22,313,939	–	22,313,939
Total	$–	$438,015,631	$–	$438,015,631

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests	$–	$189,053,089	$–	$189,053,089
Corporate Bonds	–	61,667,935	–	61,667,935
Total	$–	$250,721,024	$–	$250,721,024

Other Financial Instruments**
Assets
Total Return Swap Contacts	$–	$73,137	$–	$73,137
Liabilities
Total Return Swap Contacts	–	(200,086)	–	(200,086)
Total	$–	$(126,949)	$–	$(126,949)

All securities of the Funds were valued using Level 2 inputs during the six months ended June 30, 2011. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Funds.

There were no significant transfers between Level 1 and 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

* For detailed descriptions of classifications, see the accompanying Portfolio of Investments.

** Other financial instruments are derivative instruments not reflected in the Portfolio of Investments.

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Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

Recent Accounting Pronouncements: In April 2011, the FASB issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Funds’ financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Funds’ financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds buy a floating rate loan interest they may receive a facility fee and when they sell a floating rate loan interest they may pay a facility fee. The Funds earn and/or pay facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

As of, and during the period ended December 31, 2010, management concluded that BSL had taken no uncertain tax positions that required adjustment to the financial statements. As of December 31, 2010, the tax year ended December 31, 2010 remained subject to examination by the BSL’s major tax jurisdictions. Both of the Funds will file income tax returns in the U.S. federal jurisdiction and New York.

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Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding term preferred shares and/or senior secured notes. The Funds intend to pay any capital gains distributions at least annually. If BSL realizes a long-term capital gain, it will be required to allocate such gain between the common shares and term preferred shares issued by BSL in proportion to the total dividends paid to each class for the year in which the income is realized.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for administrative and compliance oversight services to the Funds. GSO is a wholly-owned subsidiary of The Blackstone Group L.P. (collectively with its affiliates, “Blackstone”).

For BSL, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”). For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities including accrued expenses or dividends).

The Funds pay every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS, a fee of $12,000 per annum, plus $1,500 per joint meeting of the Board of Trustees. In addition, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive $2,500 per annum. In addition, for each joint meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Funds, the Funds will each pay every committee member $1,000 for each such committee meeting attended. The Funds will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL, ALPS receives a monthly fee at the annual rate of 0.15% of the average daily value of BSL’s Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee at the annual rate of 0.18% of the average daily value of BGX’s net assets, also subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

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Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

The Bank of New York Mellon serves as BSL’s custodian and JP Morgan Chase serves as BGX’s custodian. Mellon Investor Services LLC, an affiliate of The Bank of New York Mellon, serves as the Funds’ transfer agent. The Bank of New York Mellon, Mellon Investor Services, LLC, and JP Morgan Chase are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended June 30, 2011, excluding temporary short-term investments, were as follows:

	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$286,412,367	$291,292,242
Blackstone / GSO Long-Short Credit Income Fund	$383,567,735	$132,971,378

NOTE 5. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares. Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Six Months Ended June 30, 2011	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
Common shares outstanding - beginning of period	15,139,833	5,236
Common shares issued in connection with initial public offering	–	15,130,000
Common shares Issued as reinvestment of dividends	17,047	4,597
Common shares outstanding - end of period	15,156,880	15,139,833

Blackstone / GSO Long-Short Credit Income Fund	For the Period January 27, 2011 (Commencement of Operations) to June 30, 2011
Common shares outstanding - beginning of period	5,236
Common shares issued in connection with initial public offering	12,630,200
Common shares Issued as reinvestment of dividends	13,409
Common shares outstanding - end of period	12,648,845

NOTE 6. SENIOR LOANS

Senior Loans hold the most senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. Senior Loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be

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Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

substantially less then the stated maturities shown. However, floating-rate loans typically have an expected average life of two to four years. Floating-rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium.

Senior Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of other below investment grade securities, although Senior Loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Senior Loan defaults or goes into bankruptcy, BSL may recover only a fraction of what is owed on the Senior Loan or nothing at all.

BSL typically invests in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, and such defaults could reduce BSL’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that BSL may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to BSL, a reduction in the value of the investment and a potential decrease in the net asset value of BSL.

Although the Senior Loans in which BSL invests are secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, BSL could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Loan do not require the Borrower to pledge additional collateral, BSL is exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Senior Loans that are under-collateralized involve a greater risk of loss.

BSL may acquire Senior Loans through assignments or participations. BSL typically acquires Senior Loans through assignment or participation, and if a participation, will elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment

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Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Senior Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution.

At June 30, 2011, BSL had invested $36,279,152 in subordinated loans. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

NOTE 7. SECURED LOANS

BGX will invest at least 70% of its Managed Assets (as defined below) in Secured Loans. Secured Loans typically have rates of interest which are determined daily, monthly, quarterly, or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to BGX from its investments in Secured Loans should increase, and as short-term interest rates decrease, interest payable to BGX from its investments in Secured Loans should decrease. Longer interest rate reset periods generally increase fluctuations in BGX’s net asset value as a result of changes in market interest rates. These base lending rates are primarily London Interbank Offered Rate (LIBOR) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

“Managed Assets” means net assets plus any borrowings for investment purposes. For the purpose of the Managed Assets definition, the term borrowings will include the proceeds from the sale of BGX’s preferred shares, if any, the principal amount of any borrowings of money, and any effective leverage obtained through securities lending, total return swap arrangements, short selling or other derivative transactions (whether or not such amounts are covered with segregated assets).

Secured Loans hold senior positions in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Secured Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to BGX, a reduction in the value of the investment and a potential decrease in the net asset value of BGX. There can be no assurance that the

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Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

liquidation of any collateral securing a Secured Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Secured Loans may not be rated by a rating agency. The amount of public information available with respect to Secured Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the Secured Loans in which BGX will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Secured Loans are not rated, they are likely to be the equivalent of below investment grade quality. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

No active trading market may exist for some Secured Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in BGX’s net asset value. In addition, BGX may not be able to readily dispose of its Secured Loans at prices that approximate those at which BGX could sell such loans if they were more widely-traded and, as a result of such illiquidity, BGX may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Secured Loans, BGX’s yield may be lower.

BGX may purchase Secured Loans on a direct assignment basis. If BGX purchases a Secured Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Secured Loans on a direct assignment basis may involve additional risks to BGX.

BGX may also purchase, without limitation, participations in Secured Loans, but does not plan to do so extensively. The participation by BGX in a lender’s portion of a Secured Loan typically will result in BGX having a contractual relationship only with such lender, not with the Borrower.

NOTE 8. TOTAL RETURN SWAPS

BGX may invest up to 30% of its Managed Assets (as defined in Note 7 – Secured Loans) in derivatives. In addition, BGX may invest up to 25% of its total assets in any one counterparty (at any one time).

BGX has entered into total return swaps as of June 30, 2011. In a total return swap, BGX pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to

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Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX would typically have to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes (see further information in Note 10 – Leverage). For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

Unrealized gains are recorded as an asset and unrealized losses are reported as a liability on BGX’s Statement of Assets and Liabilities. BGX segregates sufficient assets as collateral to satisfy the current obligation with respect to total return swaps and this is reflected as Deposit held with broker for total return swap contracts on BGX’s Statement of Assets and Liabilities. The change in value of the total return swaps, including the accrual of periodic amounts of interest, net of the market linked return to be paid or received on the swaps, is reported as unrealized gain/(loss) on BGX’s Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreement.

The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2011 is as follows:

Risk Exposure	Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation
Blackstone / GSO Long-Short Credit Income Fund
Total Return Swap Contracts	Net Unrealized appreciation/(depreciation) on total return swap contracts	$73,137	$(200,086)
Total		$73,137	$(200,086)

Risk Exposure	Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Gain/(Loss)
Blackstone / GSO Long-Short Credit Income Fund
Total Return Swap Contracts	Net realized gain on total return swap contracts Change in unrealized appreciation of total return swaps	$19,228	$45,740
Total		$19,228	$45,740

NOTE 9. SECURITIES LENDING

BGX may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

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Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

Loan of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX may invest only the cash collateral received in accordance with its investment objectives, subject to BGX agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by BGX if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, BGX’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of June 30, 2011, BGX had securities on loan valued at $20,915,203 and received cash collateral with a value of $21,180,529.

NOTE 10. LEVERAGE

On August 13, 2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. The senior secured notes and term preferred shares in combination represent total leverage of approximately 33% of BSL’s Managed Assets. BSL used the proceeds of the offerings to purchase additional assets for BSL’s portfolio. The final maturity date of the senior secured notes and the final redemption date of the term preferred shares is May 31, 2020, which coincides with the dissolution date of BSL.

Both the senior secured notes and the term preferred shares may be prepaid or redeemed at the option of BSL commencing the second anniversary of issuance. In addition, both the senior secured notes and the term preferred shares are subject to mandatory redemption, a) if BSL fails to meet certain overcollateralization tests, b) after the expiration of the BSL’s reinvestment period, which ends on May 31, 2017, c) if the senior secured notes and term preferred shares have not been fully prepaid/redeemed six months prior to the final maturity date (May 31, 2020), or d) if BSL fails to pay dividends on the preference shares for six consecutive months. Should the senior secured notes or the term preferred shares be prepaid/redeemed, either through an optional or mandatory prepayment/redemption, the remaining term preferred shares or the senior secured notes shall also become payable/redeemable on a pro-rata basis.

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Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

In connection with BSL’s issuance of senior secured notes and term preferred shares, certain costs were incurred by BSL and have been recorded as a deferred asset. These costs are being amortized over the period beginning August 13, 2010 (day of issuance) through May 31, 2017, the date on which mandatory prepayments commence. The deferred asset balance as of June 30, 2011 is shown on BSL’s Statement of Assets and Liabilities under deferred financing costs. The amount of expense amortized during the six months ended June 30, 2011 is shown on BSL’s Statement of Operations under amortization of deferred financing costs.

The average cost of the $144 million aggregate senior secured notes and term preferred shares is 1.78% over 3 month LIBOR. BSL pays quarterly, a floating rate interest of 1.55% over 3 month LIBOR on the senior secured notes and a floating rate dividend of 2.25% over 3 month LIBOR on the term preferred shares.

According to the governing documents for the senior secured notes and term preferred shares, BSL must adhere to certain limitations and restrictions while the leverage is outstanding. These compliance tests are performed by BSL’s custodian, The Bank of New York Mellon Trust Company. These tests are in addition to any requirements outlined in BSL’s registration statement and the 1940 Act. As of June 30, 2011, BSL was in compliance with all required limitations and restrictions related to its leverage.

The holders of the term preferred shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the term preferred shares will vote separately as a class on certain matters, as required by law or BSL’s Declaration of Trust. The holders of term preferred shares, voting as a separate class, are entitled at all times to elect two Trustees of BSL.

The use of borrowings to leverage the common shares can create risks. Changes in the value of BSL’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. All costs and expenses related to any form of leverage used by BSL are borne entirely by common shareholders. If there is a net decrease or increase in the value of BSL’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if BSL did not utilize leverage. During periods when BSL is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL did not use leverage because the fees paid are calculated on the basis of BSL’s Managed Assets, which includes the assets purchased through leverage.

BGX currently employs leverage through securities lending arrangements (see Note 9 – Securities Lending) and total return swap arrangements (see Note 8 – Total Return Swaps). All costs and expenses related to any form of leverage used by BGX will be borne entirely by holders of common shares. In addition, BGX may incur leverage by reinvesting the proceeds from short sales in accordance with BGX’s investment objectives; however, BGX may also enter into shorting programs without incurring leverage. Although certain forms of effective leverage used by BGX, such as leverage incurred in securities lending, total return swap arrangements, other derivative transactions or short selling, may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for BGX’s leverage limits. BGX’s use of these forms of effective leverage will not exceed 30% of its net assets. BGX’s total use of leverage and short sales exposure, through securities lending, total return swap arrangements, other derivative transactions or short selling (including the market value of securities BGX is obligated to repay

56	www.blackstone-gso.com

Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

through short sales even in transactions that do not result in leverage), will not exceed 40% of BGX’s Managed Assets (67% of BGX’s net assets; as defined above in Note 7 – Secured Loans).

Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the common shares, and may affect the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, BGX’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, BGX’s return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain BGX’s leveraged position if it expects that the benefits to BGX’s common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, BGX anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. During periods when BGX is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BGX did not use leverage because the fees paid are calculated on the basis of BGX’s Managed Assets, which includes the assets purchased through leverage.

NOTE 11. TAX BASIS DISTRIBUTIONS

As determined on December 31, 2010, permanent differences resulting primarily from different book and tax accounting for distributions paid by BSL were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

Permanent book and tax basis differences of $1,123,936, ($1,123,936) and $0 were reclassified at December 31, 2010 among undistributed net investment income, accumulated net realized losses on investments and paid-in-capital, respectively, for BSL.

The character of distributions paid on a tax basis during the year ending December 31, 2010 is as follows:

Year Ended December 31, 2010
Distributions paid from:
Ordinary Income	$10,486,960
Tax Return of Capital	0
Total	$10,486,960

As of December 31, 2010, BSL had available for tax purposes unused capital loss carryovers totaling $0.

Semi-Annual Report | June 30, 2011	57

Blackstone / GSO
Notes to Financial Statements	June 30, 2011 (Unaudited)

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,310,174
Accumulated Capital Gains/(losses)	0
Unrealized Appreciation	7,329,300
Total	$8,639,474

For federal income tax purposes, the following amounts apply to BSL as of June 30, 2011:

Gross unrealized appreciation (excess of value over tax cost)	$4,441,071
Gross unrealized depreciation (excess of tax cost over value)	(934,013)
Net unrealized appreciation/(depreciation)	3,507,058
Cost of Investments	$434,508,573

For federal income tax purposes, the following amounts apply to BGX as of June 30, 2011:

Gross unrealized appreciation (excess of value over tax cost)	$1,489,260
Gross unrealized depreciation (excess of tax cost over value)	(1,908,383)
Net unrealized appreciation/(depreciation)	(419,123)
Cost of Investments	$251,140,147

NOTE 12. SUBSEQUENT EVENTS

On July 19, 2011, ALPS Holdings, Inc. (“ALPS”) and its various subsidiaries (including ALPS Fund Services, Inc. and ALPS Distributors, Inc.), entered into a merger agreement (‘Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. Completion of the Transaction is subject to a number of conditions, including without limitation obtaining regulatory approval and the consent to the Transaction by a certain percentage of ALPS’ clients representing a specified percentage of the annualized revenue of ALPS and its subsidiaries. ALPS and DST currently expect to complete the Transaction in the fourth quarter of 2011.

Management has performed a review for subsequent events. There were no additional reportable events for the Funds, other than information disclosed above, as a result of their review.

58	www.blackstone-gso.com

Blackstone / GSO
Summary of Dividend Reinvestment Plan	June 30, 2011 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may “opt-in” to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to The Bank of New York Mellon, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

Semi-Annual Report | June 30, 2011	59

Blackstone / GSO
Summary of Dividend Reinvestment Plan	June 30, 2011 (Unaudited)

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information about the DRIP by writing us at our principal office, which is located at 280 Park Avenue, 11th Floor, New York, NY 10017 or by contacting the DRIP administrator at the following address: BNY Mellon Shareowner Services, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

60	www.blackstone-gso.com

Blackstone / GSO
Additional Information	June 30, 2011 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that apply to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to this and each other annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Privacy Procedures. Privacy is very important to the Funds. To ensure our shareholders’ privacy the Funds have developed policies that are designed to protect confidentiality while allowing their shareholders’ needs to be served. In the course of providing their shareholders with products and services, the Funds may obtain non-public personal information, such as the address, social security number, assets and/or income information: (i) in the subscription document and related support documents; (ii) in correspondence and conversations with the Funds or their representatives; and (iii) through transactions in and relating to the investment with the Funds.

The Funds do not disclose any of this personal information about shareholders to anyone other than to their affiliates, except as required for everyday purposes or as permitted by law, such as to their attorneys, auditors, brokers, bankers, regulators, administrators and certain service providers, in such case, only as necessary to facilitate the acceptance of the shareholder’s investment or the management of the Funds. The Funds will also release information about a shareholder if such shareholder directs the Funds to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

The Funds seek to carefully safeguard private information and, to that end, restrict access to non-public personal information about the shareholders to those employees and other persons who need to know the information to enable the Funds to provide services to the shareholders. The Funds maintain physical, electronic and procedural safeguards to protect each shareholder’s non-public personal information.

Annual Written Affirmation. The Funds will provide the New York Stock Exchange with an Annual Written Affirmation signed by the Funds’ CEO within 30 days after the shareholder meeting.

Section 23(c) Notice. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time the Funds may purchase its common stock in the open market.

Semi-Annual Report | June 30, 2011	61

Blackstone / GSO
Additional Information	June 30, 2011 (Unaudited)

BSL Meeting of Shareholders – Voting Results

On April 20, 2011, BSL held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of five (5) Trustees of BSL, each to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Edward H. D’Alelio as Class III Trustee of BSL, term to expire at 2014 Annual Meeting (both common and preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	14,550,109.680	98.972%
Withheld	151,157.360	1.028%
TOTAL	14,701,267.040	100.000%

Election of John R. O’Neill as Class I Trustee of BSL, term to expire at 2012 Annual Meeting (both common and preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	14,565,182.627	99.074%
Withheld	136,084.413	0.926%
TOTAL	14,701,267.040	100.000%

Election of Daniel H. Smith as Class II Trustee of BSL, term to expire at 2013 Annual Meeting (both common and preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	14,550,801.784	98.977%
Withheld	150,465.256	1.023%
TOTAL	14,701,267.040	100.000%

Election of Michael F. Holland as Class II Trustee of BSL, term to expire at 2013 Annual Meeting (only preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	48,000.000	100.000%
Withheld	–	–
TOTAL	48,000.000	100.000%

Election of Thomas W. Jasper as Class I Trustee of BSL, term to expire at 2012 Annual Meeting (only preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	48,000.000	100.000%
Withheld	–	–
TOTAL	48,000.000	100.000%

62	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Approval of Investment Advisory Agreement	June 30, 2011 (Unaudited)

At an in-person meeting (the “Organization Meeting”) of the Board of Trustees (the “Board”) of BGX held on November 18, 2010, the Board received a proposal to launch a non-diversified, closed-end management investment company registered under the 1940 Act. As part of this proposal, the Board at the Organization Meeting considered the initial approval for a two-year period of BGX’s investment advisory agreement (the “Agreement”) pursuant to which the Adviser provides BGX with investment advisory services. The Trustees who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), of BGX were assisted in their review by BGX’s counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Adviser. Prior to the Organization Meeting, the Independent Trustees received a memorandum from counsel to BGX describing their responsibilities in connection with the approval of the Agreement as well as information from the Adviser they deemed reasonably necessary for their review of the Agreement.

Nature, Extent and Quality of the Services to be provided to the Fund under the Agreement

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to BGX and its shareholders by the Adviser under the Agreement. The Independent Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of another closed-end fund in the same complex with respect to the services provided by the Adviser and its affiliates. The Board noted that BGX is newly organized and has no operating history. The Board reviewed information received from the Adviser and BGX’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and reviewed the investment programs of BGX and Adviser with the CCO.

As a newly organized fund, BGX had no historical performance information available at the time of the Organization Meeting for the Board to consider in its evaluation of the terms and conditions of the Agreement. The Board reviewed the investment objectives and policies of BGX with the Adviser and the qualifications, backgrounds and responsibilities of the senior personnel of BGX and the portfolio management team of the Adviser that would be primarily responsible for the day-to-day portfolio management of BGX. The Board members discussed with representatives of the Adviser the Adviser’s experience and capabilities in the management of funds and investment vehicles comparable to BGX and also discussed the Adviser’s compliance capabilities. The Board considered the financial resources available to be employed by the Adviser and its affiliate, The Blackstone Group L.P., for the benefit of BGX.

The Board also considered the responsibilities of the Adviser under the Agreement, including the Adviser’s coordination and oversight of services provided to BGX by others.

The Board concluded that, overall, it was satisfied with the nature, extent and high quality of the respective services expected to be provided by the Adviser under the Agreement.

Management Fees

The Board reviewed and considered the contractual investment advisory fee (the “Contractual Advisory Fee”) payable by BGX to the Adviser under the Agreement in light of the nature, extent and high quality of the management and services expected to be provided by the Adviser to BGX. The Board also considered the complexity of the proposed investment program for BGX. The Contractual Advisory Fee is an annual fee, payable monthly, in an amount equal to 1.20% of BGX’s average daily net assets. The Board noted that the Adviser will provide BGX, or cause BGX to be

Semi-Annual Report | June 30, 2011	63

Blackstone / GSO Long-Short Credit Income Fund
Approval of Investment Advisory Agreement	June 30, 2011 (Unaudited)

provided, with regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Adviser will coordinate and oversee the provision of services to BGX by other fund service providers.

The Board received and considered information comparing the Contractual Advisory Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Board obtained confirmation from the Adviser that the fees and expenses of BGX are in line with those of comparable funds and investment vehicles. The Board noted that during periods when BGX is using leverage through borrowings or the issuance of preferred stock, the fees paid to the Adviser for advisory services will be higher than if BGX did not use leverage because the fees paid will be calculated on the basis of BGX’s managed assets, which includes the principal amount of the borrowings and any assets attributable to the issuance of preferred stock. The Adviser discussed the expected expense ratio of BGX and the costs of organization. The Adviser also discussed with the Board BGX’s proposed underwriting arrangements. Underwriters were to receive a sales load of 4.50% of the offering price of each share. The Board noted a proposal by the Adviser to pay (i) all of BGX’s organizational expenses and (ii) BGX’s offering expenses (other than sales load) in excess of $0.04 per share.

Profitability

Because BGX was newly organized, the Board noted that the Adviser had no historical profitability information available for the Board to consider at the time of the Organization Meeting. The Board was provided with pro forma information regarding the projected profitability to the Adviser of its services to BGX. The pro forma information indicated that the Adviser’s relationship with BGX would not be profitable to the Adviser during the first year of its operations. The Board noted that the profitability information was pro forma in nature, and therefore speculative, and did not give the information significant weight. Under the circumstances, profitability was not a significant factor in the Board’s evaluation of the Agreement.

Economies of Scale

The Adviser stated that as BGX’s assets increase over time, BGX and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. However, the Board noted that because BGX is a closed-end fund with no current plans to seek additional assets beyond the possible issuance of preferred shares and notes and maintaining its dividend reinvestment plan, any other significant growth in its assets will generally occur through appreciation in the value of BGX’s investment portfolio, rather than sales of beneficial shares of BGX. The Board concluded the Contractual Advisory Fee structure, which incorporates no breakpoints to reflect the potential for realization of economies of scale, was appropriate at that time.

Taking all of the above into consideration, the Board determined that the Contractual Advisory Fee was reasonable in light of the information presented and the nature, extent and high quality of the services expected to be provided by the Adviser under the Agreement.

Other Benefits to the Adviser

The Board considered other benefits expected to be received by the Adviser and its affiliates as a result of the Adviser’s relationship with BGX. In light of the expected costs of providing investment management and other services to BGX and the Adviser’s commitment to BGX, the other ancillary benefits that the Adviser and its affiliates expect to receive were not considered excessive under

64	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund
Approval of Investment Advisory Agreement	June 30, 2011 (Unaudited)

the circumstances. Based on their discussions and considerations, including those described above, the Board, including the Independent Trustees, determined that the Agreement was in the interests of BGX’s shareholders and unanimously voted to approve the Agreement.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement, and each Board member attributed different weights to the various factors.

Semi-Annual Report | June 30, 2011	65

Blackstone / GSO
Trustees & Officers	June 30, 2011 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers will be chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 280 Park Avenue, 11th Floor, New York, NY 10017, unless specified otherwise below.

NON-INTERESTED TRUSTEES:

Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(a)	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D’Alelio Birth Year: 1952	Trustee and member of Audit and Nominating Committees	BSL: Since April 2010 BGX: Since November 2010	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	2	Trump Entertainment Resorts, Inc.
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating Committees	BSL: Since April 2010 BGX: Since November 2010	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	2	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.

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Blackstone / GSO
Trustees & Officers	June 30, 2011 (Unaudited)

NON-INTERESTED TRUSTEES:

Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(a)	Other Directorships Held by the Trustee During the Past Five Years
John R. O’Neill Birth Year: 1949	Trustee and member of Audit and Nominating Committees; Chairman of Audit Committee	BSL: Since April 2010 BGX: Since November 2010	Mr. O’Neill was a partner of Ernst & Young LLP from 2002 to 2009.	2	—
Thomas W. Jasper Birth Year: 1948	Trustee and member of Audit and Nominating Committees; Chairman of Nominating Committee	BSL: Since April 2010 BGX: Since November 2010	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010.	2	Primus Guaranty, Ltd.

Semi-Annual Report | June 30, 2011	67

Blackstone / GSO
Trustees & Officers	June 30, 2011 (Unaudited)

INTERESTED TRUSTEES: (b)

Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(a)	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, Trustee and member of Pricing and Valuation Committees	BSL: Since April 2010 BGX: Since Inception	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	2	—

(a)	The Fund Complex consists of the Blackstone / GSO Senior Floating Rate Term Fund and the Blackstone / GSO Long-Short Credit Income Fund.
(b)	“Interested person” of the Funds as defined in the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Further information about certain of the Funds’ Trustees is also available in the Funds’ Statements of Additional Information, dated May 25, 2010 for BSL and January 26, 2011 for BGX, which can be obtained without charge by calling 1-877-876-1121.

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Blackstone / GSO
Trustees & Officers	June 30, 2011 (Unaudited)

OFFICERS: (a)

Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(b)
Daniel H. Smith, Jr. Birth Year: 1963	President and Chief Executive Officer	Officer BSL: Since April 2010 BGX: Since Inception Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	2
Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer	Officer BSL: Since Inception BGX: Since Inception Term of Office: Indefinite	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.	2
Lee M. Shaiman Birth Year: 1956	Executive Vice President and Assistant Secretary	Officer BSL: Since April 2010 BGX: Since Inception Term of Office: Indefinite	Mr. Shaiman is a Managing Director of GSO. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.	2
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Officer BSL: Since Inception BGX: Since Inception Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.	2
Jane Lee Birth Year: 1972	Public Relations Officer	Officer BSL: Since November 2010 BGX: Since Inception Term of Office: Indefinite	Ms. Lee is a Managing Director with GSO. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.	2

(a)	The officers of the Funds received no remuneration from the Funds.
(b)	The Fund Complex consists of the Blackstone / GSO Senior Floating Rate Term Fund and the Blackstone / GSO Long-Short Credit Income Fund.

Semi-Annual Report | June 30, 2011	69

Blackstone / GSO

1.877.876.1121  |  WWW.BLACKSTONE–GSO.COM

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended, and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	September 1, 2011

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	September 1, 2011

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 1, 2011